UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:

630 Fifth Avenue

Suite 820

New York, New York 10111

Name and address of agent for service:

Central Securities Corporation, Wilmot H. Kidd, President

630 Fifth Avenue

Suite 820

New York, New York 10111

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2015

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

EIGHTY-SEVENTH ANNUAL REPORT

2015

SIGNS OF THE TIMES

     “The self-driving car, that cutting-edge creation that’s supposed to lead to a world without accidents, is achieving the exact opposite right now: The vehicles have racked up a crash rate double that of those with human drivers.

     “The glitch?

     “They obey the law all the time, as in, without exception.

     “This may sound like the right way to program a robot to drive a car, but good luck trying to merge onto a chaotic, jam-packed highway with traffic flying along well above the speed limit. It tends not to work out well. As the accidents have piled up – all minor scrape-ups for now – the arguments among programmers at places like Google Inc. and Carnegie Mellon University are heating up: Should they teach the cars how to commit infractions from time to time to stay out of trouble?” (Keith Naughton, Bloomberg, December 18, 2015)

     “Although history is not usually taught this way, one could argue that cities have played a more important role in shaping the world than empires. From Athens and Rome to Paris and Venice to Baghdad and Beijing, urban ideas and innovators have left indelible marks on human life. By concentrating the brainpower of humanity in relatively small geographic areas, cities have promoted the kinds of interactions that nurture creativity and technological advances. They have been the drivers of progress throughout history, and now-as the knowledge economy takes full flight-they are poised to play a leading role in addressing the challenges of the twenty-first century.

     “One hundred years ago, some two out of every ten people on the planet lived in urban areas. By 1990, some four in ten did. Today, more than half of the world’s population dwells in urban areas, and by the time a child now entering primary school turns 40, nearly 70 percent will. That means that in the next few decades, about 2.5 billion more people will become metropolitan residents.” (Michael Bloomberg, Foreign Affairs, September/October 2015)

     “...companies are far less tied to their country of origin than they once were. Look at Pfizer. Its C.E.O. was born in Scotland and raised in Rhodesia. More than sixty percent of its revenue comes from overseas, and most of its employees work abroad as well. It’s hard to know what makes a company like that genuinely “American.” True, many U.S. companies, including big pharma, have drawn heavily on government-funded research, but foreign companies have been able to profit from that research just as easily-without the extra taxes.” (James Surowiecki, The New Yorker, January 11, 2016)

     “In recent years, China’s growth has come heavily from massive infrastructure investment; China poured more cement and concrete between 2011 and 2013 than the US did in the whole of the 20th century.” (Lawrence Summers, Financial Times, January 11, 2016)

     “Thanks to a steady stream of mergers and acquisitions over the past two decades, and a marked decline in initial public offerings, the number of public U.S. companies has dwindled. In 1997, there were more than 7,000 American companies on major stock exchanges versus about half as many today.” (Justin Lahart, The Wall Street Journal, January 6, 2016)

[ 2 ]

CENTRAL SECURITIES CORPORATION

     (Organized on October 1, 1929 as an investment company, registered as such with the
Securities and Exchange Commission under the provisions of the Investment Company Act of 1940)

25-YEAR HISTORICAL DATA

		Per Share of Common Stock
			Source of dividends and distributions			Total dividends and distributions		Unrealized appreciation of investments at end of year
Year Ended December 31,	Total net assets	Net asset value	Ordinary income*	Long-term capital gains*
1990	$111,152,013	$10.00						$25,940,819
1991	131,639,511	11.87	$.14	$.56	**	$.70	**	43,465,583
1992	165,599,864	14.33	.20	.66		.86		70,586,429
1993	218,868,360	17.90	.18	1.42		1.60		111,304,454
1994	226,639,144	17.60	.22	1.39		1.61		109,278,788
1995	292,547,559	21.74	.33	1.60		1.93		162,016,798
1996	356,685,785	25.64	.28	1.37		1.65		214,721,981
1997	434,423,053	29.97	.34	2.08		2.42		273,760,444
1998	476,463,575	31.43	.29	1.65		1.94		301,750,135
1999	590,655,679	35.05	.26	2.34		2.60		394,282,360
2000	596,289,086	32.94	.32	4.03		4.35		363,263,634
2001	539,839,060	28.54	.22	1.58	**	1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966
2012	569,465,087	24.53	.51	.43		.94		247,684,116
2013	648,261,868	26.78	.12	3.58		3.70		305,978,151
2014	649,760,644	26.18	.16	1.59		1.75		293,810,819
2015	582,870,527	23.53	.12	1.86		1.98		229,473,007

Dividends and distributions for the 25-year period:			$7.01	$38.42		$45.43

*	Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.
**	Includes non-taxable returns of capital of $.11 in 1991 and $.55 in 2001.

     The Common Stock is listed on the NYSE MKT under the symbol CET. On December 31, 2015, the closing market price was $19.02 per share.

[ 3 ]

25-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

(unaudited)

     Central’s results to December 31, 2015 versus the S&P 500 Index:

Average Annual Total Return	Central’s NAV Return		Central’s Market Return		S&P 500 Index
1 Year	(1.23%	)	(4.71%	)	1.38%
5 Year	6.57%		5.89%		12.55%
10 Year	6.64%		6.16%		7.30%
15 Year	5.69%		5.68%		5.00%
20 Year	9.23%		8.14%		8.18%
25 Year	12.52%		12.81%		9.80%

Value of $10,000 invested for a 25-year period	$190,697		$203,738		$103,527

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested on the payable date of the distribution at the market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation. Total returns do not reflect any transaction costs on investments or the deduction of taxes that investors may pay on distributions or the sale of shares.

The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged benchmark of large U.S. corporations that assumes reinvestment of all distributions, and excludes the effect of fees, expenses, taxes, and sales charges.

Performance data represents past performance and does not guarantee future investment results.

[ 4 ]

To the Stockholders of

     CENTRAL SECURITIES CORPORATION:

     Financial statements for the year 2015, as reported upon by our independent registered public accounting firm, and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	December 31, 2015	December 31, 2014
Net assets	$582,870,527	$649,760,644
Net assets per share of Common Stock	23.53	26.18
Shares of Common Stock outstanding	24,770,073	24,819,241

     Comparative operating results are as follows:

	Year 2015	Year 2014
Net investment income	$3,456,326	$3,078,246
Per share of Common Stock	.14 *	.13	*
Net realized gain from investment transactions	43,840,748	39,215,906
Decrease in net unrealized appreciation
of investments	(64,337,812)	(12,167,332)
Increase (decrease) in net assets resulting from operations	(17,040,738)	30,126,820

*   Per-share data are based on the average number of Common shares outstanding during the year.

     The Corporation declared two distributions to holders of Common Stock in 2015, $.20 per share paid on June 23 in cash and $1.78 per share paid on December 22 in cash or in additional shares of Common Stock at the stockholder’s option. For Federal income tax purposes, of the $1.98 paid, $.12 represents ordinary income and $1.86 represents long-term capital gains. Separate tax notices have been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

     In the distribution paid in December, the holders of 43% of the outstanding shares of Common Stock elected stock, and they received 934,698 Common shares at a price of $19.64 per share.

     During 2015, the Corporation purchased 992,310 shares of its Common Stock at an average price of $21.04 per share. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the NYSE MKT or in private transactions directly with stockholders.

[ 5 ]

     Central’s net asset value, adjusted for the reinvestment of distributions, declined by 1.2% during 2015. Over the same period, Central’s shares declined by 4.7%. For comparison purposes, the S&P 500 Index increased by 1.4%, while the Russell 2000, a broad index composed of smaller companies declined by 4.4%. Although we know that a concentrated portfolio of stocks will frequently perform out of sync with the broader basket of stocks that constitute an index, we nevertheless were disappointed with our results in 2015.

     Long-term returns on an annualized basis are shown below.

Years	NAV Return	Market Return	S&P 500
10	6.6%	6.2%	7.3%
20	9.2%	8.1%	8.2%
30	11.7%	11.4%	10.3%
40	13.7%	14.6%	11.3%

     Central’s largest investment, at 19.5% of net assets, continues to be Plymouth Rock, a privately held insurance holding company. We reduced our Plymouth Rock holding in 2015, selling 6,000 shares back to the company. It is expected that Plymouth Rock’s 2015 annual report to stockholders will be available in April at www.prac.com/about-us/financial/annual-reports. We anticipate that results for last year will not reflect the company’s inherent earning power. The severe February 2015 winter storms in Massachusetts and subpar investment returns were the primary causes. Over the long-run, however, Plymouth Rock’s results have been impressive, and we continue to have confidence in the company and its future. Central’s permanent capital allows us to take a long-term view on direct investments like Plymouth Rock. We invested in Plymouth Rock at its inception (in 1983), and since then, the cumulative annual book value rate of return has been 18.2% (as of year-end 2014).

     Plymouth Rock was the most significant contributor to our results in 2015. Other investments with healthy positive returns were Amazon.com, Precision Castparts Corporation and Roper Technologies, Inc. Significant detractors included Freeport-McMoRan, Inc., Sonus Networks, Inc. and Murphy Oil Corporation. We reduced our holding in each of these three companies during the year.

     We made a number of portfolio changes last year as reported during the year. We added nine new investments and sold thirteen, ending the year with thirty-three, the ten largest of which are listed on page seven of this report. New investments include Precision Castparts Corporation and American Express, Inc. The largest sales were Agilent Technologies, Inc. and Walgreens Boots Alliance, Inc.

     The economic recovery which began in March of 2009, the slowest in the post-World War II period, continued into its seventh year. More so than in prior recoveries, this one has been fostered by a Federal Reserve policy of quantitative easing aimed at raising asset prices. Many investors, including ourselves, have been concerned that easy money and low interest rates have caused lenders and investors to reach for yield and accept greater risks in the stock market. In December, the Federal Reserve raised its discount rate and pointed to further increases in 2016. Since then equity prices have been under selling pressure. Although we believe a financial crisis like that which occurred in 2008 to be extremely unlikely, we are particularly mindful of capital preservation in this environment.

[ 6 ]

     Central’s investment objective is long-term growth of capital. Our philosophy continues to be based on value investing combined with a policy of remaining generally fully invested. From a practical standpoint, we invest without reference to a benchmark index; however, our goal is to generate superior results when compared with the broad market. We do not use a particular formula. We seek to own companies that we know well and which follow sensible business models. We believe that this approach reduces risk. We also consider the integrity of management to be of paramount importance. We search for investments available at a reasonable price in relation to probable and potential intrinsic value over a period of years and then hold them through the inevitable market ups and downs. We believe that Central’s ability to take a long-term view will continue to be advantageous for shareholders.

     Your Corporation is pleased to announce that John C. Hill joined Central as a Vice President on January 18, 2016. John comes to us from Davis Selected Advisors LP where he served as an investment analyst for the past seven years. Prior thereto, he was employed by Quadrangle Group LLC. John will join Vice President Andrew O’Neill in working with your President on investment research and management.

     Shareholder’s inquiries are welcome.

CENTRAL SECURITIES CORPORATION

WILMOT H. KIDD, President

[ 7 ]

TEN LARGEST INVESTMENTS

December 31, 2015
(unaudited)

	Cost (mil.)	Value (mil.)	% of Net Assets	Year First Acquired
The Plymouth Rock Company, Inc. Plymouth Rock underwrites and services over $1 billion in automobile and homeowner’s premiums in the Northeast. It was founded in 1982 and has grown organically and through acquisitions.	$ 0.7	$113.7	19.5%	1982

Intel Corporation Intel is the world’s largest semiconductor chip maker, based on revenue of over $55 billion. It develops advanced integrated circuits for computing and communications.	11.0	34.5	5.9	1986

Coherent, Inc. Coherent is a leading producer of commercial and scientific laser systems and components with $800 million in sales to diverse end-markets.	13.4	33.7	5.8	2007

The Bank of New York Mellon Corporation Bank of New York is a global leader in custodial services, securities processing and asset management with $29 trillion in assets under custody and $1.6 trillion under management.	15.3	24.7	4.2	1993

Precision Castparts Corporation Precision Castparts manufactures metal components and products for critical aerospace and industrial gas turbine applications, and has revenues of $10 billion.	20.5	23.2	4.0	2015

Analog Devices, Inc. Analog Devices designs, manufactures and markets integrated circuits used in analog and digital signal processing, and has $3.4 billion in global product sales to industrial, communications, consumer, automotive & computer end-markets.	3.0	22.1	3.8	1987

Capital One Financial Corporation Capital One is one of the 10 largest banks in the U.S. based on deposits of over $200 billion and revenues of $22 billion.	16.9	20.9	3.6	2013

Citigroup Inc. Citigroup is a global financial services company for consumers and corporate customers, with revenues of $76 billion.	19.7	20.7	3.6	2013

Motorola Solutions, Inc. Motorola Solutions, with sales of approximately $6 billion, is a leading provider of emergency-response and public-safety communication infrastructure, devices, software and services to governments and enterprises globally.	14.1	20.5	3.5	2000

Brady Corporation Brady manufactures and markets specialty materials and solutions used to identify and protect people, places and property. Brady has sales of $1.2 billion from its more than 50,000 products.	5.0	17.2	3.0	1984

[ 8 ]

DIVERSIFICATION OF INVESTMENTS

December 31, 2015
(unaudited)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2015	2014 (a)
Common Stocks:
Insurance	3	$14,480,541	$128,502,530	22.0%	21.1%
Technology Hardware and Equipment	4	40,353,545	66,609,280	11.4	12.9
Diversified Financial	5	54,270,112	63,890,700	11.0	7.0
Diversified Industrial	4	33,306,553	63,406,700	10.9	6.2
Semiconductor	2	13,930,467	56,578,000	9.7	11.5
Banks	2	30,728,669	35,886,900	6.2	5.0
Health Care	3	30,611,123	34,676,800	6.0	7.0
Energy	2	12,266,223	13,614,750	2.3	4.2
Retailing	1	3,814,861	8,786,570	1.5	3.4
Software and Services	1	5,467,648	7,780,100	1.3	4.5
Other	6	58,084,001	47,054,420	8.1	8.7
Short-Term Investments	3	54,975,370	54,975,370	9.4	6.2

(a) Certain amounts from 2014 have been adjusted to conform to 2015 presentation.

PRINCIPAL PORTFOLIO CHANGES

     October 1 to December 31, 2015

(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased	Sold	Held December 31, 2015
Berkshire Hathaway Inc. Class A	10		10
Brady Corporation Class A		40,000	750,000
Cable One, Inc.	6,000		12,000
Cameco Corporation		180,000	—
Coherent, Inc.		80,198	518,000
Freeport-McMoRan Inc.		50,000	150,000
General Electric Company	50,000		250,000
Heritage-Crystal Clean, Inc.	111,288		700,000
Intel Corporation		100,000	1,000,000
Johnson & Johnson	20,000		70,000
John Wiley & Sons, Inc. Class A	200,000		200,000
JPMorgan Chase & Co.	10,000		230,000
Medtronic, Inc.	20,000		220,000
Progressive Corporation	50,000		150,000
Rayonier Inc.		69,896	700,000
Sonus Networks, Inc.		100,000	500,000

[ 9 ]

STATEMENT OF INVESTMENTS

December 31, 2015

Shares		Value
	COMMON STOCKS 90.4%

	Banks 6.2%
400,000	Citigroup Inc.	$20,700,000
230,000	JPMorgan Chase & Co.	15,186,900
		35,886,900
	Commercial Services 1.3%
700,000	Heritage-Crystal Clean, Inc. (a)	7,420,000

	Consumer Durables 1.5%
700,000	TRI Pointe Group, Inc. (a)	8,869,000

	Diversified Financial 11.0%
150,000	American Express Company	10,432,500
600,000	The Bank of New York Mellon Corporation	24,732,000
10	Berkshire Hathaway Inc. Class A (a)	1,978,000
290,000	Capital One Financial Corporation	20,932,200
200,000	Encore Capital Group, Inc. (a)	5,816,000
		63,890,700
	Diversified Industrial 10.9%
750,000	Brady Corporation Class A	17,235,000
250,000	General Electric Company	7,787,500
100,000	Precision Castparts Corporation	23,201,000
80,000	Roper Technologies, Inc.	15,183,200
		63,406,700
	Energy 2.3%
230,000	Murphy Oil Corporation	5,163,500
125,000	Occidental Petroleum Corporation	8,451,250
		13,614,750
	Health Care 6.0%
70,000	Johnson & Johnson	7,190,400
220,000	Medtronic plc	16,922,400
200,000	Merck & Co. Inc.	10,564,000
		34,676,800
	Insurance 22.0%
21,000	Alleghany Corporation (a)	10,036,530
28,424	The Plymouth Rock Company, Inc.
	Class A (a)(b)(d)	113,696,000
150,000	Progressive Corporation	4,770,000
		128,502,530
	Media 2.4%
12,000	Cable One, Inc.	5,203,920
200,000	John Wiley & Sons, Inc. Class A	9,006,000
		14,209,920

[ 10 ]

Shares		Value
	Metals and Mining 0.2%
150,000	Freeport-McMoRan Inc. (a)	$1,015,500

	Real Estate Investment Trusts 2.7%
700,000	Rayonier Inc.	15,540,000

	Retailing 1.5%
13,000	Amazon.com, Inc. (a)	8,786,570

	Semiconductor 9.7%
400,000	Analog Devices, Inc.	22,128,000
1,000,000	Intel Corporation	34,450,000
		56,578,000
	Software and Services 1.3%
10,000	Alphabet Inc. Class A (a)(e)	7,780,100

	Technology Hardware and Equipment 11.4%
518,000	Coherent, Inc. (a)	33,726,980
310,000	Keysight Technologies, Inc. (a)	8,782,300
300,000	Motorola Solutions, Inc.	20,535,000
500,000	Sonus Networks, Inc. (a)	3,565,000
		66,609,280
	Total Common Stocks (cost $297,313,743)	526,786,750

	SHORT-TERM INVESTMENTS 9.4%

	Money Market Fund 1.7%
9,980,395	Fidelity Institutional Money Market Fund
	Treasury Only Portfolio – Class I	9,980,395

Principal
	U.S. Treasury Bills 7.7%
$45,000,000	U.S. Treasury Bills 0.16% – 0.19%,
	due 1/21/16 – 1/28/16 (c)	44,994,975
	Total Short-term Investments (cost $54,975,370)	54,975,370
	Total Investments
	(cost $352,289,113) (f) (99.8%)	581,762,120
	Cash, receivables and other assets less
	liabilities (0.2%)	1,108,407
	Net Assets (100%)	$582,870,527

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940. See Note 5.

(c) Valued based on Level 2 inputs. See Note 2.

(d) Valued based on Level 3 inputs. See Note 2.

(e) Formerly known as Google Inc.

(f) Aggregate cost for Federal tax purposes is substantially the same.

See accompanying notes to financial statements.

[ 11 ]

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments:
General portfolio securities at market value
(cost $296,603,143) (Note 1)	$413,090,750
Securities of affiliated companies (cost $710,600)
(Notes 1, 5 and 6)	113,696,000
Short-term investments (cost $54,975,370)	54,975,370	$581,762,120
Cash, receivables and other assets:
Cash	629,085
Dividends receivable	513,136
Office equipment and leasehold improvements, net	18,423
Other assets	82,773	1,243,417
Total Assets		583,005,537
Liabilities:
Accrued expenses and reserves	135,010
Total Liabilities		135,010
Net Assets		$582,870,527
Net Assets are represented by:
Common Stock $1 par value: authorized
30,000,000 shares; issued 24,848,833 (Note 3)		$24,848,833
Surplus:
Paid-in	$326,630,006
Undistributed net realized gain on sale
of investments	2,735,076
Undistributed net investment income	697,798	330,062,880
Net unrealized appreciation of investments		229,473,007
Treasury stock, at cost (78,760 shares of
Common Stock) (Note 3)		(1,514,193)
Net Assets		$582,870,527
Net Asset Value Per Common Share
(24,770,073 shares outstanding)		$23.53

See accompanying notes to financial statements.

[ 12 ]

STATEMENT OF OPERATIONS

For the year ended December 31, 2015

Investment Income
Income:
Dividends from unaffiliated companies (net of
foreign withholding taxes of $5,949)	$6,536,679
Dividends from affiliated companies (Note 5)	1,333,938
Interest	19,582	$7,890,199
Expenses:
Administration and operations	1,548,091
Investment research	1,537,538
Occupancy and office operating expenses	469,061
Directors’ fees	235,310
Legal, auditing and tax preparation fees	155,842
Software and information services	133,193
Franchise and miscellaneous taxes	92,568
Stockholder communications and meetings	74,833
Transfer agent, registrar and custodian
fees and expenses	66,952
Miscellaneous	120,485	4,433,873
Net investment income		3,456,326

Net Realized and Unrealized Gain (Loss)
on Investments
Net realized gain from:
Affiliated companies (Note 5)	23,850,000
Unaffiliated companies	19,990,748	43,840,748
Decrease in net unrealized appreciation of investments		(64,337,812)
Net loss on investments		(20,497,064)
Decrease in Net Assets Resulting from
Operations		($17,040,738)

See accompanying notes to financial statements.

[ 13 ]

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2015 and 2014

	2015	2014
From Operations:
Net investment income	$3,456,326	$3,078,246
Net realized gain from investment transactions	43,840,748	39,215,906
Decrease in net unrealized appreciation
of investments	(64,337,812)	(12,167,332)
Increase (decrease) in net assets resulting
from operations	(17,040,738)	30,126,820
Distributions to Stockholders From:
Net investment income	(2,887,605)	(3,373,934)
Net realized gain from investment transactions	(44,618,678)	(38,792,772)
Decrease in net assets from distributions	(47,506,283)	(42,166,706)
From Capital Share Transactions: (Notes 3 and 8)
Distribution to stockholders reinvested in
Common Stock	18,357,469	16,497,937
Issuance of shares of Common Stock to directors
and employees	176,713	179,106
Cost of treasury stock purchased	(20,877,278)	(3,138,381)
Increase (decrease) in net assets from capital
share transactions	(2,343,096)	13,538,662
Total increase (decrease) in net assets	(66,890,117)	1,498,776
Net Assets:
Beginning of year	649,760,644	648,261,868
End of year (including undistributed net investment
income of $697,798 and $122,235, respectively)	$582,870,527	$649,760,644

See accompanying notes to financial statements.

[ 14 ]

STATEMENT OF CASH FLOWS

For the year ended December 31, 2015

Cash Flows from Operating Activities:
Decrease in net assets from operations		($17,040,738)
Adjustments to decrease in net assets
from operations:
Purchases of securities	($125,504,923)
Proceeds from securities sold	173,447,580
Net increase in short-term investments	(14,975,673)
Net realized gain from investments	(43,840,748)
Decrease in net unrealized appreciation	64,337,812
Non-cash stock compensation	176,713
Depreciation and amortization	10,663
Changes in operating assets and liabilities:
Increase in dividends receivable	(119,679)
Increase in office equipment and
leasehold improvements	(4,441)
Decrease in other assets	3,953
Decrease in accrued expenses and reserves	(101,454)
Total adjustments		53,429,803
Net cash provided by operating activities		36,389,065
Cash Flows from Financing Activities:
Dividends and distributions paid	(29,148,814)
Treasury stock purchased	(21,067,271)
Cash used in financing activities		(50,216,085)
Net decrease in cash		(13,827,020)
Cash at beginning of year		14,456,105
Cash at end of year		$629,085
Supplemental Disclosure of Cash Flow Information:
Non-cash operating activities not included herein consist of:
Taxable exchange of securities from portfolio
company reorganization		$15,004,000
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions
to stockholders		$18,357,469
Issuance of shares of Common Stock to directors
and employees		$176,713

See accompanying notes to financial statements.

[ 15 ]

NOTES TO FINANCIAL STATEMENTS

     1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Security  Valuation—Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

Federal  Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements. The Corporation’s Federal, state and local tax returns for the current and previous three fiscal years remain subject to examination by the relevant taxing authorities.

Use  of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Other —Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

     2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1—Quoted prices in active markets for identical investments;
•	Level 2—Other significant observable inputs obtained from independent sources, for example, quoted prices in inactive markets for identical investments or other valuation methodologies;
•	Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment consists of The Plymouth Rock Company, Inc. Class A Common Stock (“Plymouth Rock”).

     The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

     The Corporation’s investments as of December 31, 2015 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common stocks	$413,090,750	—	$113,696,000	$526,786,750
Short-term investments	9,980,395	$44,994,975	—	54,975,370
Total	$423,071,145	$44,994,975	$113,696,000	$581,762,120

[ 16 ]

NOTES TO FINANCIAL STATEMENTS — Continued

     The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2014	$132,532,400
Net realized gains and change in unrealized appreciation of investments included in decrease in net assets from operations	5,163,600
Sales	(24,000,000)
Balance as of December 31, 2015	$113,696,000

     Unrealized appreciation of Level 3 investments held as of December 31, 2015 increased during the year by $4,263,600, which is included in the above table.

     In valuing the Plymouth Rock Level 3 investment as of December 31, 2015, management used a number of significant unobservable inputs to develop a range of possible values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.6 – 2.4); price-to-earnings (range: 8.2 – 26.5); and price-to-revenue (range 0.6 – 1.4). Management also used a discounted cash flow model based on a forecasted return on equity ranging from 8%-9% and a weighted average cost of capital of 10%. An independent valuation of Plymouth Rock’s shares was also considered. The value obtained from weighting the three methods described above (with greater weight given to the comparable company approach) was then discounted by 20% and 40% for the lack of marketability, which represents the range of rates management believes market participants would apply. The resulting range of values, together with the underlying support, other information about Plymouth Rock’s financial condition and results of operations, its corporate governance, the insurance industry outlook and transactions in Plymouth Rock’s shares, were considered by management, which recommended a value for the investment. All of this information was subsequently considered by the Corporation’s directors, who selected the value.

     Significant increases (decreases) in the value of the price-to-book value multiple, price-to-earnings multiple, price-to-revenue multiple and return on equity in isolation would result in a higher (lower) range of fair value measurements. Significant increases (decreases) in the value of the discount for lack of marketability or weighted average cost of capital in isolation would result in a lower (higher) range of fair value measurements.

     3. Common Stock and Dividend Distributions—The Corporation purchased 992,310 shares of its Common Stock in 2015 at an average price of $21.04 per share representing an average discount from net asset value of 17.5%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

     The Corporation declared two distributions to holders of Common Stock in 2015, $.20 per share paid on June 23 in cash and $1.78 per share paid on December 22 in cash or in additional shares of Common Stock at the stockholder’s option. In connection with the December 22 distribution, 934,698 treasury shares were distributed at a price of $19.64 per share.

     The tax character of dividends and distributions paid during the year was ordinary income, $2,887,605 and long-term capital gain, $44,618,678; for 2014, it was $3,855,782 and $38,310,294, respectively. As of December 31, 2015, for tax purposes, undistributed ordinary income was $947,180 and undistributed long-term realized capital gain was $2,735,076. Dividends and distributions are determined in accordance with

[ 17 ]

NOTES TO FINANCIAL STATEMENTS — Continued

income tax regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; such adjustments were not material for the year ended December 31, 2015.

     4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2015, excluding short-term investments, were $140,508,923 and $188,451,580, respectively. Each of these amounts includes $15,004,000, the value of the Corporation’s investment in Medtronic on January 27, 2015, upon the completion of Medtronic, Inc.’s taxable reorganization as Medtronic plc.

     As of December 31, 2015, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $253,140,827 and $23,667,820, respectively.

     5. Affiliated Companies—Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the year ended December 31, 2015, the Corporation received dividends of $1,333,938 from Plymouth Rock and sold 6,000 shares of Plymouth Rock back to the company for proceeds of $24,000,000. The President of the Corporation is a director of Plymouth Rock.

     6. Restricted Securities—The Corporation may from time to time invest in securities the resale of which is restricted. On December 31, 2015, the Corporation’s restricted securities consisted of 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $113,696,000 at December 31, 2015, which was equal to 19.5% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

     7. Bank Line of Credit—The Corporation has entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50%. No borrowings were made during the year ended December 31, 2015.

     8. Compensation and Benefit Plans—The aggregate remuneration paid to all officers during the year ended December 31, 2015 was $2,492,620. This amount represents the taxable income to these officers and therefore differs from the amounts included in the accompanying Statement of Operations that are expensed in accordance with generally accepted accounting principles.

     Officers and other employees participate in a 401(k) and profit sharing plan. The Corporation has agreed to contribute 3% of each participant’s qualifying compensation to the plan, which is immediately vested. Contributions in excess of 3% may be made at the discretion of the Board of Directors and vest after three years of service. During the year ended December 31, 2015, the Corporation contributed $190,427 to the plan, which represented 15% of total qualifying compensation.

     The Corporation maintains an incentive compensation plan (the “2012 Plan”) which permits the granting of awards of unrestricted stock, restricted stock, restricted stock units and cash to full-time employees and non-employee directors of the Corporation. The 2012 Plan provides for the issuance of up to 1,000,000 shares of the Corporation’s Common Stock over the ten-year life of the 2012 Plan, of which 965,361 remain available for future grants at December 31, 2015. The 2012 Plan limits the amount of shares that can be awarded to any one person in total or within a certain time period. Any award made under the 2012 Plan may be subject to performance conditions. The 2012 Plan is administered by the Corporation’s Compensation and Nominating Committee (the “Committee”).

[ 18 ]

NOTES TO FINANCIAL STATEMENTS — Continued

     A summary of awards of unrestricted shares of Common Stock granted and issued in 2015 is presented below. The fair value of unrestricted stock is the average of the high and low prices of the Corporation’s Common Stock on the grant date.

	Officers and employees	Non-employee directors
Number of shares granted	7,438	3,000
Number of shares surrendered for withholding taxes	(1,994)	n/a
Number of shares issued	5,444	3,000
Weighted average grant date fair value	$20.19	$22.27

     Pursuant to the terms of the 2012 Plan, each non-employee director is awarded 500 shares of vested unrestricted Common Stock at initial election to the Board of Directors and annually after re-election at the Corporation’s annual meeting. The aggregate value of these awards made in 2015 was $66,810. This amount plus cash payments of $168,500 made to all non-employee directors are included in Directors’ Fees expense in the accompanying Statement of Operations.

     In 2014, the Corporation granted an officer a performance-based award under the 2012 Plan. Achievement of this award was based on the Corporation satisfying at least one of three performance goals determined by the Committee over the period from July 1, 2014 through June 30, 2015 (the “Performance Period”). Two of the performance goals were based on the Corporation’s absolute and relative investment performance and the third was based on its ratio of expenses to average net assets. The maximum amount that could have been paid under this grant was $1,000,000, of which a maximum of one-third of this amount relates to each performance goal. The Committee had full discretion to reduce the amount awarded for the achievement of any of the performance goals to zero. For the Performance Period, the Corporation satisfied one of the performance goals. The Committee awarded the officer $204,250, of which $102,106 was paid through the issuance of 2,844 shares of Common Stock of the Corporation (net of shares surrendered for withholding taxes) and the balance was paid in cash. The total award amount was accrued ratably during the Performance Period.

     At December 31, 2015, there are no awards outstanding under the 2012 Plan.

     9. Operating Lease Commitment—The Corporation has an operating lease for office space that expires on June 30, 2019. Future minimum rental commitments under the lease aggregate $1.3 million at December 31, 2015 as follows: $374,884 annually in 2016–2018 and $187,442 in 2019. The lease agreement contains escalation clauses relating to operating costs and real property taxes. The landlord may terminate the lease with one-year’s notice, in which case the Corporation’s rental commitment would end as of the termination date.

[ 19 ]

FINANCIAL HIGHLIGHTS

     The following table shows per share operating performance data, total returns, ratios and supplemental data for each year in the five-year period ended December 31, 2015. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

     The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Cash distributions payable in subsequent years are assumed to be reinvested at the year end market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value, beginning of year	$26.18	$26.78	$24.53	$24.96	$26.06
Net investment income (a)	.14	.13	.10	.53	.43
Net realized and unrealized gain (loss)
on securities (a)(b)	(.83)	1.12	6.13	.03	(.49)
Total from investment operations	(.69)	1.25	6.23	.56	(.06)
Less:
Dividends from net investment income	.12	.14	.12	.51	.43
Distributions from capital gains	1.86	1.61	3.58	.43	.57
Total distributions	1.98	1.75	3.70	.94	1.00
Net change from capital share
transactions (b)	.02	(.10)	(.28)	(.05)	(.04)
Net asset value, end of year	$23.53	$26.18	$26.78	$24.53	$24.96
Per share market value, end of year	$19.02	$21.97	$21.72	$19.98	$20.46
Total return based on market (%)	(4.71)	9.52	28.40	1.25	(2.50)
Total return based on NAV (%)	(1.23)	5.35	28.36	2.70	.18
Ratios/Supplemental Data:
Net assets, end of year (000)	$582,871	$649,761	$648,262	$569,465	$574,188
Ratio of expenses to average
net assets (%)	.72	.67	.77	.79	.71
Ratio of net investment income to
average net assets (%)	.56	.47	.38	2.14	1.62
Portfolio turnover rate (%)	25.48	13.07	16.72	3.55	8.07

(a)	Based on the average number of shares outstanding during the year.
(b)	The Corporation has revised its presentation of per share operating performance for 2011-2014 to include a separate caption for “Net change from capital share transactions.” Those amounts were previously included in “Net realized and unrealized gain (loss) on securities.” The impact of the revision is not material to the previously issued financial statements.

See accompanying notes to financial statements.

[ 20 ]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
     Central Securities Corporation

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation (the “Corporation”) as of December 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, NY
February 1, 2016

[ 21 ]

OTHER INFORMATION

Direct Registration

     The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

     A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

     The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2015 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

     The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-Q. The Corporation’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

     In order to conduct its business, the Corporation, through its transfer agent, Computershare Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record in connection with their transactions in shares of our securities. This information includes the shareholder’s address, tax identification number and number of shares. We do not collect or maintain personal information about stockholders whose shares are held in “street name” by a financial institution such as a bank or broker.

     We do not disclose any nonpublic personal information about our stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

     To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders.

Forward-Looking Statements

     This report may contain “forward-looking statements” within the meaning of the Securities Exchange Act of 1934. You can identify forward-looking statements by words such as “believe,” “expect,” “may,” “anticipate,” and other similar expressions when discussing prospects for particular portfolio holdings and/or markets, generally. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

[ 22 ]

BOARD OF DIRECTORS AND OFFICERS

Name (age)	Principal Occupation (last five years) and position with the Corporation (if any)	Other Public Company Directorships held by Directors

Independent Directors

L. PRICE BLACKFORD (64) Director since 2012	Managing Director, Scott-Macon, Ltd. (investment banking) since 2013; Sagent Advisors (investment banking); Senior Advisor 2010–2013; Managing Director prior thereto	None

SIMMS C. BROWNING (75) Director since 2005	Retired 2003; Vice President, Neuberger Berman, LLC (asset management) prior thereto	None

DONALD G. CALDER (78) Director since 1982	Chairman, Clear Harbor Asset Management, LLC since 2010; President G.L. Ohrstrom & Co. Inc. (private investment firm) prior thereto	Brown-Forman Corporation (beverages) until 2010; Carlisle Companies (industrial conglomerate) until 2009 and Roper Technologies, Inc. (manufacturing) until 2008

DAVID C. COLANDER (68) Director since 2009	Professor of Economics, Middlebury College	None

JAY R. INGLIS (81) Director since 1973	Retired since 2014; Vice President and General Counsel, International Claims Management, Inc. prior thereto	None

C. CARTER WALKER (81) Director since 1974	Retired; Private Investor	None

Interested Director
WILMOT H. KIDD (74) Director since 1972	Chairman and President, Central Securities Corporation	Silvercrest Asset Management Group, Inc. since 2011

Other Officers
MARLENE A. KRUMHOLZ (52)	Vice President since 2009 and Secretary since 2001
ANDREW J. O’NEILL (43)	Vice President since 2011, Investment Analyst since 2009
LAWRENCE P. VOGEL (59)	Treasurer since 2010 and Vice President since 2009

The Corporation is a stand-alone investment company. The address of each Director and officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111. All Directors serve for a term of one year and are elected by stockholders at the Corporation’s annual meeting. Officers serve at the pleasure of the Board of Directors.

[ 23 ]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
Jay R. Inglis
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 30170, College Station, TX 77842-3170
800-756-8200
www.computershare.com/investor

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

[ 24 ]

Item 2. Code of Ethics. The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts. The Board of Directors of the Corporation has determined that none of the members of its Audit Committee meet the definition of “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Audit Committee has sufficient expertise to perform its duties. In addition, the Audit Committee’s charter authorizes the Audit Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

	2015		2014
Audit fees	$84,000	(1)	$79,500	(1)
Audit-related fees	0		0
Tax fees	20,000	(2)	19,000	(2)
All other fees	0		0
Total fees	$104,000		$98,500

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.
(2)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the non-audit and tax services provided by KPMG LLP for fiscal year 2015 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: L. Price Blackford, Simms C. Browning, Donald G. Calder, David C. Colander, Jay R. Inglis and C. Carter Walker, Jr.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION

PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interest of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines.

We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

  We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.
  We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.
  We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.
  We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.
  We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s shareholders.

We evaluate proposals related to compensation on a case-by case basis.

  We generally support stock option plans that are incentive based and not excessive.
  We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.
  We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.
  We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.
  We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

  We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.
  We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.
  We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.
  We generally support share repurchase programs.
  We generally support the general updating of or corrective amendments to corporate charters and by-laws.
  We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

  We generally support management’s proposals regarding the approval of independent auditors.
  We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

  We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.
  We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. As of the date of this filing, Mr. Wilmot H. Kidd, President, Mr. Andrew J. O’Neill, Vice President and Mr. John C. Hill, Vice President, manage the Corporation’s investments. Mr. Kidd has served in that capacity since 1973. Mr. O’Neill joined the Corporation in

2009, and was elected Vice President in 2011. Mr. Hill joined the Corporation in January 2016. He had worked as an investment analyst with Davis Selected Advisers LP since 2009. Mr. Kidd, Mr. O’Neill and Mr. Hill do not manage any other accounts, and accordingly, the Registrant is not aware of any material conflicts with their management of the Corporation’s investments.

Mr. Kidd’s, Mr. O’Neill’s and Mr. Hill’s compensation consists primarily of a fixed base salary and a bonus. All or a portion of their bonus may be paid in shares of stock of the Corporation. Their compensation is reviewed and approved annually by the Compensation and Nominating Committee of the Board of Directors (the “Committee”), which is comprised solely of independent directors. Their compensation may be adjusted from year to year based on the Committee’s perception of overall performance and their management responsibilities.

Mr. Kidd’s bonus in 2015 was at the discretion of the Committee. Mr. O’Neill’s bonus was based on the Corporation satisfying one of three performance goals for the period July 1, 2014 through June 30, 2015. Two of the performance goals were based on the Corporation’s absolute and relative investment performance and the third was based on its ratio of expenses to average net assets. The Committee determined the amount of Mr. O’Neill’s bonus, which was subject to a maximum amount for each goal satisfied. Mr. Kidd and Mr. O’Neill also both participate in the Corporation’s 401k Profit Sharing Plan, pursuant to which the Corporation contributed a percentage of their eligible compensation. The Corporation did not pay Mr. Hill any compensation in 2015 as his employment commenced in 2016.

As of December 31, 2015, the value of both Mr. Kidd’s and Mr. O’Neill’s investment in Central Securities common stock exceeded $1 million. As of January 27, 2016, Mr. Hill’s investment in Central Securities common stock was between $100,001 - $500,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 through July 31)	88,907	$21.18	NA	NA
Month #2 (August 1 through August 31)	64,998	$20.30	NA	NA
Month #3 (September 1 through September 30)	106,819	$19.97	NA	NA
Month #4 (October 1 through October 31)	99,348	$20.65	NA	NA
Month #5 (November 1 through November 30)	59,254	$19.74	NA	NA
Month #6 (December 1 through December 31)	61,574	$19.11	NA	NA
Total	480,900	$20.24	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Corporation’s proxy statement dated February 6, 2015.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Exhibits. (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act. Attached hereto.

(c) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

President

February 10, 2016

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

President

February 10, 2016

Date

By: /s/ Lawrence P. Vogel

Lawrence P. Vogel

Vice President and Treasurer

February 10, 2016

Date